UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2011

AMERICAN RESTAURANT CONCEPTS, INC.

 (Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

12763 Clear Springs #1 Jacksonville, Florida (Address of Principal Executive Offices)	32225 (Zip Code)

Registrant’s telephone number, including area code:  (904) 741-5500

14476 Duval Place West, Suite 103, Jacksonville, FL 32218

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2011, J. David Eberle resigned from all positions that he holds with American Restaurant Concepts, Inc. (the “Company) effective July 31, 2011.  The Company has not appointed anyone to replace Mr. Eberle.  Michael Rosenberger will continue to serve as the President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company, and the Chairman of the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESTAURANT CONCEPTS, INC.

Dated:  July 28, 2011

/s/ Michael Rosenberger

Michael Rosenberger

President and Chief Executive Officer